Exhibit 3.3

                                                                          FORM 5

                          THE COMPANIES ACT OF BARBADOS

                              (Section 33 and 203)

                              ARTICLES OF AMENDMENT

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Name of Company:                                                 Company No:

STRATEGY HOLDING COMPANY LIMITED                                       23169
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                                   SCHEDULE I

2. The classes and any maximum number of shares that the Company is authorized to issue:

            The Company shall be authorized to issue:

            (i) an unlimited number of shares of a class designated Common Shares (the "Common Shares");
            (ii) an unlimited number of redeemable preference shares of a class designated Class A Redeemable Preference Shares Series 1 (the "Class A Preference Shares Series 1"); and
            (iii) an unlimited number of redeemable preference shares of a class designated Class B Redeemable Preference Shares Series 1 (the "Class B Preference Shares Series 1").
            (iv) an unlimited number of redeemable preference shares of a class designated Class C Redeemable Preference Shares Series 1 (the "Class C Preference Shares Series 1").
            (v) an unlimited number of redeemable preference shares of a class designated Class D Redeemable Preference Shares Series 1 (the "Class D Preference Shares Series 1").

DEFINITIONS AND INTERPRETATION

            For the purposes of this Schedule I of these Articles, capitalised terms used and not specifically defined in this Schedule I shall have the following meanings:

"Companies Act"            means:-
                           (a)     the  Companies  Act,  Cap. 308 of the laws of
                                   Barbados as from time to time amended and every statute substituted therefor,


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                           (b)     and the Companies  Regulations made under the
                                   Companies    Act,    and   all    regulations
                                   substituted  therefor,

                           and any references in the Articles of the Company to provisions of the Companies Act or to specific provisions of the Companies Act, shall be read as references to the provisions as amended or substituted therefor in the amendment or the new statute or statutes;

"Exercise of Redemption"   means  that  specific  redemption  of the shares of a
                           series of Preference Shares, (either in whole or in part), by the Company as provided for in these Articles.

"Series Issue  Price"      means,  the price per share for each share of a given
                           series of Preference Shares;

"Series Liquidation        means, the amount payable to the holders of shares of
Amount"                    a  given  series  of   Preference   Shares,   on  the
                           liquidation.   dissolution   or  winding  up  of  the
                           Company,   whether  voluntary  or  involuntary,   and
                           calculated  in respect of each  series as at the date
                           fixed  by  the  special   resolution  of  shareholder
                           authorising such liquidation,  dissolution or winding
                           up of the Company, if voluntary, or on the date fixed
                           by operation  of law as the date of the  liquidation.
                           dissolution   or  winding  up  of  the  Company,   if
                           involuntary as follows:
                           (a)     the  amount  in the  stated  capital  account
                                   maintained   in  respect  of  the  series  of
                                   Preference Shares of the Company to be redeemed, plus
                           (b)     the accrued and unpaid  dividends  in respect
                                   of the series of Preference Shares;
                           and the Company may,  subject to the operation of any
                           applicable law as at the date of the liquidation, dissolution or winding up of the Company, at its option pay the whole or any part of the amount payable to any one or more holders of a given series of Preferred Shares in such event by way of the delivery and conveyance to such holders of good and marketable title to the Property having an aggregate
                           Fair Market Value equal to or greater than such amount or part thereof. For the purposes hereof
                           "Property" means the amount of the stated capital, or any property of the Corporation received by the Company pursuant to any right of substitution of property exercised by the party to whom any such shares were issued.

"Series  Redemption        the  aggregate of the  Preference  Series  Individual
Aggregate Amount"          Share  Redemption  Amounts  payable in respect of any
                           given   Exercise   of   Redemption;



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"Series Share              means, the amount payable to the holder of a share of
Redemption  Amount"        a  given  series  of   Preference   Shares,   on  the
                           redemption of the shares of such series of Preference
                           Shares  (in  whole or in  part),  and  calculated  in
                           respect of each  share of that  series as at the date
                           fixed as the redemption date in the redemption Notice
                           or the  date  fixed  as the  redemption  date  in the
                           Retraction Notice (as the case may be) as follows:
                           (a)     US$1,000 in respect of each Preference  Share
                                   of the series of Preference Shares of the Company to be redeemed, plus
                           (b)     the accrued and unpaid  dividends  in respect
                                   of each  Preference  Share of the  series  of
                                   Preference   Shares  of  the  Company  to  be
                                   redeemed;
                           and the Company may, subject to the operation of any applicable law as at the date fixed as the redemption date in the Redemption Notice or the date fixed as the redemption date in the Retraction Notice (as the case may be), at its option pay the whole or any part of the amount payable to any one or more holders of a given series of Preferred Shares in such event by way of the delivery and conveyance to such holders of good and marketable title to the Property having an aggregate Fair Market Value equal to or greater than such amount or part thereof. For the purposes hereof
                           "Property" means the amount of the stated capital, or any property of the Corporation received by the Company pursuant to any right of substitution of property exercised by the party to whom any such shares were issued.

"Third Party   Offeror"    a  person  who  together  with  its   affiliates  and
                           associates is a third-party dealing at arms-length with the existing holders of Common Shares of the Company.

2. Terms defined elsewhere in this Schedule I of the Articles, unless otherwise indicated, shall have such meaning in every section herein.

3. Unless the context clearly requires otherwise, the words "hereof" "herein" and "hereunder" and words of similar import, when used in this Schedule I of the Articles, shall refer to this Schedule I of the Articles as a whole and not to any particular section or provision; wherever the word "include" "includes" or "including" is used in any by-law provision, it shall be deemed to be followed by the words "without limitation" unless clearly indicated otherwise or required by the Companies Act or this Schedule I of the Articles.

4. The singular includes the plural and the plural includes the singular; and the masculine gender includes the feminine and neuter genders.



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5.          The merger or  consolidation  of the  Company  with or into  another corporation, or the merger or consolidation of any other corporation with or into the Company, or the voluntary sale, conveyance, exchange or transfer (for cash, shares of capital, securities or other consideration) or other disposition of all or substantially all of the property or assets of the Company shall not be deemed to be a liquidation, dissolution or winding up of the Company, voluntary or involuntary.

A.          COMMON SHARES

            The rights, privileges, restrictions and conditions attaching to the Common Shares are as follows:

A.1         VOTING RIGHTS:

A1.1 The holders of the Common Shares shall be entitled to receive notice of and to attend any meeting of the shareholders of the Company (except meetings at which the holders of a particular class of shares other than the Common Shares are entitled to vote separately as a class), (a "General Meeting").

A.l.2 Each holder of Common Shares shall be entitled to exercise one vote in respect of each Common Share held by that shareholder at the date of such General Meeting

A.2         DIVIDEND RIGHTS:

A.2.l The holders of the Common Shares shall be entitled to receive, subject to the rights of the holders of the Preference Shares, out of profits or surplus available for dividends, such non-cumulative dividends as the directors may from time to time declare.

A.2.2 The holders of the Common Shares shall be entitled to share in any dividend declared and paid to the holders of the Common Shares, on a pro rata basis, in proportion to the number of Common Shares owned by each holder, (and without reference to the amount contributed by each holder to the stated capital account maintained in respect of the Common Shares).

A.3         LIQUIDATION RIGHTS:

A.3.1 In the event of the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the Common Shares, subject to the rights of the holders of the Preference Shares, shall be entitled to share in the remaining property and assets of the Company.

A.3.2 The holders of the Common Shares shall be entitled to share in the remaining property and assets of the Company, on a pro rata basis, in proportion to the number of Common Shares owned by each holder, (and without reference to the amount contributed by each holder to the stated capital account maintained in respect of the Common Shares).



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A.4         REPURCHASE RIGHTS:

A.4.1 In the event that a Third Party Offeror makes an offer to acquire all of the issued and outstanding Common Shares (for a consideration payable in cash or securities listed on a recognised securities exchange in the United States of America), and the holders of at least two-thirds of the Common Shares agree to dispose and transfer of all of their interests in the Common Shares to the Third Party Offeror, then after completion of the transfer of at least two-thirds of the issued and outstanding Common Shares to the Third Party Offeror and upon notice from the Third party Offeror to the Company, the Company shall repurchase such Common Shares at the fair market value thereof.

B.          CLASS A PREFERENCE SHARES SERIES 1

            The rights, privileges, restrictions and conditions attaching to the Class A Preference Shares Series 1 are as follows:

B.1         CLASS A PREFERENCE SHARES TO RANK PARI PASSU;

B.1.1 The Class A Preference Shares Series 1 shall rank on a parity with the Preference Shares of every other series with respect to priority in the payment of dividends and in the distribution of assets of the Company in the event of any liquidation, dissolution or winding-up of the Company or other distribution of assets of the Company among its shareholders for the purpose of winding-up of its affairs.

B.1.2 In accordance with section 33(3) of the: Companies Act, if the amount payable on a return of capital in respect the Class A Preference Shares Series 1 is not paid in full, the shares of all the Class A Preference Shares Series 1 shall participate on a pro rata basis, in proportion to the amount contributed by each holder to the stated capital account maintained in respect of the Class A Preference Shares Series 1, (and without reference to the number of shares of the Class A Preference Shares Series 1 owned by each holder).

B.l.3 No rights, privileges, restrictions and conditions attached to the Class A Preference Shares Series 1 may confer upon the Class A Preference Shares Series 1 a priority in respect of dividends or return of capital over any other series of Preference Shares then outstanding.

B.2         VOTING RIGHTS:

B.2.1       Except as  required  by law or  pursuant  to  section  B.3.2 of this
            Schedule I of these Articles, the holders of the Class A Preference Shares Series 1 shall not, as such, be entitled to receive notice of or to attend any General Meeting of the Company or to vote at any General Meeting.

B.2.2 In addition to the rights of the holders of the Class A Preference Shares Series 1 to vote as Preferences required by law, the holders of the Class A Preference Shares Series 1 shall be entitled to receive notice of and to attend and to vote at any General Meeting called for the purpose of authorising the dissolution of the Company or the sale, lease or exchange of all or substantially all the property of the Company other than in the ordinary course of business.



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B.2.3       In the  event  that the  holders  of the Class A  Preference  Shares
            Series 1 shall be entitled to receive notice of and to attend, and to vote at any General Meeting either as required by law or under section B.3.2, each holder of the Class A Preference Shares Series 1 shall be entitled to exercise one vote in respect of each the Class A Preference Shares Series 1 held by that shareholder at the date of such General Meeting.

B.3         SPECIAL CLASS AUTHORlSATlON:

B.3.1.1 In addition to the authorisation by special resolution, the holders of the Class A Preference Shares Series 1 as a class, shall be entitled to vote separately, as a class upon a proposal:
            (a) to increase any maximum number of authorised shares of a class having rights or privileges, equal or superior to the Class A Preference Shares Series 1;
            (b) to effect an exchange, reclassification or cancellation of all or any part of the Class A Preference Shares Series 1;
            (c) to add, change or remove the rights, privileges, restrictions or conditions attaching to the Class A Preference Shares Series 1, including in particular, the addition, removal or prejudicial change in respect of the redemption rights, the reduction or removal of the dividend or liquidation preference attaching to the Class A Preference Shares Series 1, the addition, removal or prejudicial change in respect of the conversion privileges, options, voting transfers, preemptive rights, rights to acquire shares or debentures of the Company or sinking fund provisions;
            (d) to increase the rights or privileges of any class of shares having rights or privileges, equal or superior to the Class A Preference Shares Series 1, or to make any class of shares having rights or privileges, inferior to the Class A Preference Shares, equal or superior to the Class A Preference Shares Series 1;
            (e) to create a new class of shares equal or superior to the Class A Preference Shares Series 1;
            (f) to effect an exchange or to create a right of exchange of all or part of the shares of another class into the Class A Preference Shares Series 1; and
            (g) to constrain the issue or transfer of Class A Preference Shares Series l or to extend or remove such constraint; and no such action may be made by the Company without, but may be made with, the authorization of the holders of the Class A Preference Shares Series 1.

B.3.1.2 Any increase or decrease in the number of authorized Class A Preference Shares Series 1, may be made by the Company without the authorization of the holders of the Class A Preference Shares Series 1, as a class.

B.3.2.1 The holders of the Class A Preference Shares Series 1, shall not be entitled to vote separately as a series in respect of any proposal, described in section B.3.1.1, unless the Class A Preference Shares Series 1 is affected by the proposed amendment in a manner different from other series of any class of Preference Shares.



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B.3.2.2     Where the holders of the Class A Preference  Shares  Series 1, shall be entitled to vote separately as a series in respect of any proposal, the provisions of section B.3.3, shall apply.

B.3.3.1 The authorization of the holders of the Class A Preference Shares Series 1 may be given by a resolution:
            (i) signed by all of the holders of the Class A Preference Shares Series 1; or
            (ii) passed by the affirmative vote of at least two thirds (2/3) majority of the votes cast at a meeting of the holders of the outstanding Class A Preference Shares Series 1 duly called for that purpose upon at least twenty-one (21) days notice.

B.3.3.2 Each holder of a Class A Preference Share Series 1 shall be entitled to one vote at any such meeting in respect of each Class A Preference Share Series 1 held and the presence in person or by proxy of the holders of at least twenty-five per cent (25%) of the Class A Preference Shares Series 1 then outstanding shall constitute a quorum for any such meeting;

B.3.3.3 If at any meeting a quorum is not present within thirty (30) minutes after the time appointed for such meeting it shall be adjourned to such date not less than fifteen (15) days thereafter and to such time and place as may be designated by the chairman of the meeting and not less than seven (7) days notice shall be given of such adjourned meeting.

B.3.3.4 At an adjourned meeting, the holders of the Class A Preference Shares Series 1 present or represented by proxy shall constitute a quorum and a resolution passed by at least two thirds (2/3) of the votes cast at such adjourned meeting shall constitute the authorization of the holders of the Class A Preference Shares Series 1.

B.3.3.5 Subject to the foregoing, every such meeting shall be called and held in accordance with the by-laws of the Company.

B.4         DIVIDEND RIGHTS:

B.4.1.1 Subject to the Companies Act, and this section B.4.1, the holders of the Class A Preference Shares Series 1 shall be entitled to receive, and the Company shall pay thereon, out of realised profits or surplus of the Company available for dividends, a fixed cumulative preferential dividend equal to 10% of the amount maintained in the stated capital account in respect of the Class A Preference Shares Series 1 owned by such holder.

B.4.1.2 Dividends shall accrue on the Class A Preference Shares Series 1 and the first payment shall be payable on April 1, 2004, and shall thereafter be payable to the holders of the Class A Preference Shares Series 1, quarterly, on the last business day of each calendar quarter (or if such date is not a business day on the next following business day) (a "Dividend Payment Date").

B.4.2 The holders of the Class A Preference Shares Series 1 shall be entitled to share in any dividend declared and paid to the holders of the Class A Preference Shares Series 1, on a pro rata basis, in


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            proportion  to the amount  contributed  by each holder to the stated
            capital account maintained in respect of the Class A Preference Shares Series 1, (and without reference to the number of shares of the Class A Preference Shares Series 1 owned by each holder).

B.4.3 The holders of the Class A Preference Shares Series 1 shall be entitled to receive the dividends payable to the Class A Preference Shares Series 1, on parity with the payment to the holders of any other series of Preference Shares having regards to their respective dividend entitlements.

B.4.4 The holders of the Class A Preference Shares Series 1, shall be entitled to receive dividends in priority to any payment of dividends on the Common Shares.

B.5         LIQUIDATION RIGHTS:

B.5.1 In the event of the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the Class A Preference Shares Series 1, shall be entitled to receive the Class A Preference Shares Series 1 Series Liquidation Amount.

B.5.2 The holders of the Class A Preference Shares Series 1 shall be entitled to share in the Class A Preference Shares Series 1 Series Liquidation Amount, on a pro rata basis, in proportion to the amount contributed by each holder to the stated capital account maintained in respect of the Class A Preference Shares Series 1, (and without reference to the number of shares of the Class A Preference Shares Series 1 owned by each holder).

B.5.3 After payment of the Class A Preference Shares Series 1 Series Liquidation Amount, the holders of the Class A Preference Shares Series 1 shall not be entitled to any further participation in the assets of the Company.

B.5.4 The holders the Class A Preference Shares Series 1 shall be entitled to receive the Class A Preference Shares Series 1 Series Liquidation Amount, on parity with the payment to the holders of every other series of Preference Shares of their respective Series Liquidation Amounts.

B.5.5 The holders of the Class A Preference Shares Series 1 shall be entitled to receive the Class A Preference Shares Series 1 Series Liquidation Amount, on parity with the payment to the holders of any other series of Preference Shares having regards to their respective Series Liquidation Amounts, but in priority to any distribution of the remaining property and assets of the Company to the holders of the Common Shares.

B.6         REDEMPTION RIGHTS:

B.6.1.1 Subject to the provisions of the Companies Act, the shares of the Class A Preference Shares Series 1 shall be redeemable.



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B.6.1.2.1   The  Company  may  redeem  the  whole  or any  part  of the  Class A
            Preference Shares Series 1, on giving notice to the holders of the Class A Preference Shares Series 1, as provided in this section B.6.

B.6.1.2.2 The Class A Preference Shares Series 1 shall be redeemable at the option of the holders of the Class A Preference Shares Series 1, as provided in this section B.6.

B.6.1.3 The shares of the Class A Preference Shares Series 1 shall be redeemed on payment by the Company (in cash, Property, or property), of the Class A Preference Shares Series 1 Series Individual Share Redemption Amount for each share being redeemed of the Class A Preference Shares Series 1.

B.6.1.4 Notwithstanding any other provision herein contained, the Company may not make any payment to redeem any Class A Preference Shares Series 1 issued by it if there are reasonable grounds for believing that:
            (a) the Company is, or would after that payment, be unable to pay its liabilities as they become due; or
            (b) the realizable value of the Company's assets would after the payment be less than:
                        (i)         the aggregate of its  liabilities,  and
                        (ii) the aggregate of the amounts that would be required to be paid to the holders of shares that have a right to be paid in priority to or on parity with the holders the Class A Preference Shares Series 1 (on the redemption of the shares of the Class A Preference Shares Series 1, or on a liquidation of the Company).

            REDEMPTION BY ELECTION OF COMPANY:
            ----------------------------------

B.6.2.1 At any time after the tenth (10th) anniversary of the first issue of the Class A Preference Shares Series 1. the Company may, upon giving notice as hereinafter provided, redeem the whole or any part of a given series of the then outstanding Class A Preference Shares Series 1 on payment of the Class A Preference Shares Series 1 Aggregate Series Redemption Amount on that Exercise of Redemption.

B.6.2.2 The holders of the Class A Preference Shares Series 1 being redeemed, shall be entitled to share the Class A Preference Shares Series 1 Series Aggregate Redemption Amount on a pro rata basis, in proportion to the number of shares of the Class A Preference Shares Series 1 owned by each holder, (and without reference to the amount contributed by each holder to the stated capital account maintained in respect of the Class A Preference Shares Series 1).

B.6.2.3     The  Company  shall give not less than three  hundred and sixty five
            (365) days notice in writing, (the "Redemption Notice") of any redemption by delivering the Redemption Notice to the registered holders of the Class A Preference Shares Series 1 to be redeemed. unless the holders of the Class A Preference Shares Series 1 to be redeemed waive any such notice, which waiver, whether given before or after the redemption, will cure any default in the giving of such notice.



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B.6.2.4     Each  Redemption  Notice  shall  be in the  form  prescribed  by the
            Company, and shall state:
            (a)         the redemption date;
            (b) the number of shares of the Class A Preference Shares Series 1 to be redeemed;
            (c) the Class A Preference Shares Series 1 Individual Share Redemption Amount; and
            (d)         the  Class  A  Preference   Shares  Series  1  Aggregate
                        Redemption Amount (in respect of that Exercise of Redemption).

B.6.2.5 On the Redemption Notice being duly given by the Company and, within three (3) days after the date fixed for redemption, the Class A Preference Shares Series 1 Aggregate Redemption Amount in respect of that Exercise of Redemption, shall be paid by a re-assignment of the property or Property or where cash is being paid, by wire transfer to the bank accounts specified for such payment by the holders of the Class A Preference Shares Series 1 being redeemed. In the event that no such account is specified, or that such funds remain uncleared and are returned to the Company, the Class A Preference Shares Series 1 Aggregate Redemption Amount in respect of that Exercise of Redemption, shall be deposited with any trust Company or bank licensed under the Financial Institutions Act, or any equivalent legislation in any other jurisdiction, as specified in the Redemption Notice. The holders of the Class A Preference Shares Series 1 shall thereafter have no right of action or claim against the Company in respect of the Class A Preference Shares Series 1 redeemed or for the Class A Preference Shares Series 1 Series Aggregate Redemption Amount in respect of that Exercise of
            Redemption except, upon the surrender of the certificates representing the Class A Preference Shares Series 1 redeemed, to receive payment for them out of the amounts so deposited.

B.6.2.6 The certificates representing the Class A Preference Shares Series 1 redeemed shall be void as of the date of redemption except to obtain payment out of the Class A Preference Shares Series 1 Series Aggregate Redemption Amount Without limiting the foregoing, upon delivery to the holders of the Class A Preference Shares Series 1 being redeemed of the Class A Preference Shares Series 1 Series Aggregate Redemption Amount in respect of that Exercise of Redemption, all rights of the holders of the Class A Preference Shares Series 1 called for redemption shall terminate, unless payment out of the Class A Preference Shares Series 1 Series Aggregate Redemption Amount is not made upon presentation of a certificate or certificates in accordance with the foregoing provisions, in which case the rights of the holders of Class A Preference Shares Series 1 shall remain unaffected.

            REDEMPTION BY ELECTION OF SHAREHOLDERS
            --------------------------------------

B.6.3.1 At any time after the first issue of the Class A Preference Shares Series 1, the holder of the Class A Preference Shares Series 1 shall be entitled to require the Company to redeem, the whole or any part of that holder's Class A Preference Shares Series 1 by giving not less than fifteen working days notice in writing (the "Retraction Notice"), in accordance with this section B.6.3.

B.6.3.2 The Retraction Notice shall be signed by the holder of the Class A Preference Shares Series 1 who is required to be redeemed.

B.6.3.3 Any Retraction Notice delivered to the Company, shall be sent by prepaid mail, electronic mail, telefax or personal delivery to the registered office or in the event that the Head Office is at a different address than the registered. office, the principal place of business of the Company (the "Head Office"), for the attention of the President (or other chief executive officer) of the Company.

B.6.3.4 The Company shall be entitled to rely on a Retraction Notice in the form prescribed by the Company, and purporting to be given by or on behalf of the holder of the Class A Preference Shares Series l or, in the case of a corporate holder, by (i) any two officers, (ii) any two directors, or (iii) anyone officer together with anyone director of such corporation. The Company may waive any notice required to be given hereunder and such waiver, whether given before or after the redemption, shall cure any default in giving such notice. The
            Company shall be entitled to rely on any form of certificate accompanying the Retraction Notice and shall not be required to investigate the bona fides of such certificate.

B.6.3.5 Upon receipt of Retraction Notice, the Company shall pay to the holders of the Class A Preference Shares Series 1 being redeemed, the Class A Preference Shares Series 1 Series Aggregate Redemption Amount in respect of that Exercise of Redemption within ten (10) days of its receipt of the Retraction Notice (or if a later date for redemption is fixed in the Retraction Notice, the date fixed for redemption in the Retraction Notice), by a reassignment of the property or Property or where cash is being paid, by wire transfer to the bank accounts specified for such payment by the holders of the Class A Preference Shares Series 1 being redeemed. In the event that no such account is specified, or that such funds remain uncleared and are returned to the Company, that part of the Class A Preference Shares Series 1 Series Aggregate Redemption Amount for the Class A Preference Shares redeemed shall be deposited with any trust Company or bank licensed under the Financial Institutions Act, or any equivalent legislation in any other jurisdiction, as specified in the Retraction Notice. The holders of the Class A Preference Shares Series 1 shall thereafter have no right of action or claim against the Company in respect of the Class A Preference Shares Series 1 redeemed or for the Class A Preference Shares Series 1 Series Aggregate Redemption Amount in respect of that Exercise of Redemption except, upon the surrender of the certificates representing the redeemed Class A Preference Shares Series 1, to receive payment for them out of the amounts so deposited. The holders of the Class A Preference Shares Series 1 shall not be entitled to or have any claim for interest against the Company or any other person in respect of any amounts so deposited.

B.6.3.6 From and after the date specified for redemption by the holders of the Class A Preference Shares Series 1, all rights of the holders of the Class A Preference Shares Series 1 called for redemption shall terminate, unless payment out of the Class A Preference Shares Series 1 Series Aggregate Redemption Amount is not made upon presentation of a certificate or certificates in accordance with the foregoing provisions, in which case the rights of the holders of the Class A Preference Shares Series 1 shall remain unaffected.

C.          CLASS B PREFERENCE SHARES SERIES 1

            The rights, privileges, restrictions and conditions attaching to the Class B Preference Shares Series 1 are as follows:

C.1         CLASS B PREFERENCE SHARES SERIES 1 TO RANK PARI PASSU;

C.1.1 The Class B Preference Shares Series 1 shall rank on a parity with the Preference Shares of every other series with respect to priority in the payment of dividends and in the distribution of assets of the Company in the event of any liquidation, dissolution or winding-up of the Company or other distribution of assets of the Company among its shareholders for the purpose of winding-up of its affairs.

C.1.2 In accordance with section 33(3) of the Companies Act, if the amount payable on a return of capital in respect of the Class B Preference Shares Series 1 is not paid in full, the shares of all the Class B Preference Shares Series 1 shall participate on a pro rata basis, in proportion to the amount contributed by each holder to the stated capital account maintained in respect of the Class B Preference Shares Series 1, (and without reference to the number of shares of the Class B Preference Shares Series 1 owned by each holder).

C.1.3 No rights, privileges, restrictions and conditions attached to any Class B Preference Shares Series 1 may confer upon the Class B Preference Shares Series 1 a priority in respect of dividends or return of capital over any other series of Preference Shares then outstanding.

C.2         VOTING RIGHTS:

C.2.1       Except as  required  by law or  pursuant  to  section  C.3.2 of this
            Schedule I of these Articles, the holders of the Class B Preference Shares Series 1 shall not, as such, be entitled to receive notice of or to attend any General Meeting of the Company or to vote at any General Meetings.

C.2.2 In addition to the rights of the holders of the Class B Preference Shares Series 1 to vote as Preferences required by law, the holders of the Class B Preference Shares Series 1 shall be entitled to receive notice of and to attend and to vote at any General Meeting called for the purpose of authorising the dissolution of the Company or the sale, lease or exchange of all or substantially all the property of the Company other than in the ordinary course of business.

C.2.3 In the event that the holders of the Class B Preference Shares Series 1 shall be entitled to receive notice of and to attend, and to vote at any General Meeting either as required by law or under section C.3.2, each holder of the Class B Preference Shares Series 1 shall be entitled to exercise one vote in respect of each the Class B Preference Shares Series 1 held by that shareholder at the date of such General Meeting.

C.3         SPECIAL CLASS AUTHORISATION:

C.3.1.1 In addition to the authorisation by special resolution, the holders of the Class B Preference Shares Series 1 as a class, shall be entitled to vote separately, as a class upon a proposal:
            (a) to increase any maximum number of authorised shares of a class having rights or privileges, equal or superior to the Class B Preference Shares Series 1;
            (b) to effect an exchange, reclassification or cancellation of all or any part of the Class B Preference Shares Series 1;
            (c) to, add, change or remove the rights, privileges, restrictions or conditions attaching to the Class B Preference Shares Series 1, including in particular, the addition, removal or prejudicial change in respect of the redemption rights, the reduction or removal of the dividend or liquidation preference attaching to the Class B Preference Shares Series 1, the addition, removal or prejudicial change in respect of the conversion privileges, options, voting transfers, pre-emptive rights, rights to acquire shares or debentures of the Company or sinking fund provisions;
            (d) to increase the rights or privileges of any class of shares having rights or privileges, equal or superior to the Class B Preference Shares Series 1, or to make any class of shares having rights or privileges, inferior to the Class C Preference Shares Series 1, equal or superior to the Class C Preference Shares Series 1;
            (e) to create a new class of shares equal or superior to the Class B Preference Shares Series 1;
            (f) to effect an exchange or to create a right of exchange of all or part of the shares of another class into Class B Preference Shares Series 1; and
            (g) to constrain the issue or transfer of Class B Preference Shares Series 1 or to extend or remove such constraint; and no such action may be made by the Company without, but may be made with, the authorisation of the holders of the Class B Preference Shares Series 1.

C.3.1.2 Any increase or decrease in the number of authorised Class B Preference Shares Series 1, may be made by the Company without the authorisation of the holders of the Class B Preference Shares Series 1, as a class.

C.3.2.1 The holders of the Class B Preference Shares Series 1, shall not be entitled to vote separately as a series in respect of any proposal, described in section C.3.1.1, unless the Class B Preference Shares Series 1 is affected by the proposed amendment in a manner different from other series of any class of Preference Shares.

C.3.2.2 Where the holders of the Class B Preference Shares Series 1, shall be entitled to vote separately as a series in respect of any proposal, the provisions of section C.3.3, shall apply.

C.3.3.1 The authorisation of the holders of the Class B Preference Shares Series 1 may be given by a resolution:
            (i) signed by all of the holders of Class B Preference Shares Series 1; or
            (ii) passed by the affirmative vote of at least two thirds (2/3) majority of the votes cast at a meeting of the holders of the outstanding Class B Preference Shares Series 1 duly called for that purpose upon at least twenty-one (21) days notice.

C.3.3.2 Each holder of a Class B Preference Shares Series 1 shall be entitled to one vote at any such meeting in respect of each Class B Preference Share Series 1 held and the presence in person or by proxy of the holders of at least twenty-five per cent (25%) of the Class B Preference Shares Series 1 then outstanding shall constitute a quorum for any such meeting;

C.3.3.3 If at any meeting a quorum is not present within thirty (30) minutes after the time appointed for such meeting it shall be adjourned to such date not less than fifteen (15) days thereafter and to such time and place as may be designated by the chairman of the meeting and not less than seven (7) days notice shall be given of such adjourned meeting.

C.3.3.4 At an adjourned meeting, the holders of Class B Preference Shares Series 1 present or represented by proxy shall constitute a quorum and a resolution passed by at least two thirds (2/3) of the votes cast at such adjourned meeting shall constitute the authorisation of the holders of the Class B Preference Shares Series 1.

C.3.3.5 Subject to the foregoing, every such meeting shall be called and held in accordance with the by-laws of the Company.

C.4         DIVIDEND RIGHTS:

C.4.1.1 Subject to the Companies Act, and this section C.4.1, the holders of the Class B Preference Shares Series 1 shall be entitled to receive, and the Company shall pay thereon, out of realized profits or surplus of the Company available for dividends, a fixed cumulative preferential dividend equal to 10% of the amount maintained in the stated capital account in respect of the Class B Preference Shares Series 1 owned by such holder.

C.4.1.2 Dividends shall accrue on the Class B Preference Shares Series 1 and the first payment shall be payable on April 1, 2004, and shall thereafter shall be payable to the holders of the Class B Preference Shares Series 1, quarterly, on the last business day of each calendar quarter (or if such date is not a business day on the next following business day) (a "Dividend Payment Date").

C.4.2 The holders of the Class B Preference Shares Series 1 shall be entitled to share in any dividend declared and paid to the holders of the Class B Preference Shares Series 1, on a pro rata basis, in proportion to the amount contributed by each holder to the stated capital account maintained in respect of the Class B Preference Shares Series 1, (and without reference to the number of shares of the Class B Preference Shares Series 1 owned by each holder).

C.4.3 The holders of the Class B Preference Shares Series 1 shall be entitled to receive the dividends payable to the Class B Preference Shares Series 1, on parity with the payment to the holders of any other series of Preference Shares having regards of their respective dividend entitlements.

C.4.4 The holders of the Class B Preference Shares Series 1, shall be entitled to receive dividends in priority to any payment of dividends on the Common Shares.

C.5         LIQUIDATION RIGHTS:

C.5.1 In the event of the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the Class B Preference Shares Series 1, shall be entitled to receive the Class B Preference Shares Series 1 Series Liquidation Amount.

C.5.2 The holders of the Class B Preference Shares Series 1 shall be entitled to share in the Class B Preference Shares Series 1 Series Liquidation Amount, on a pro rata basis, in proportion to the amount contributed by each holder to the stated capital account maintained in respect of the Class B Preference Share Series 1, (and without reference to the number of shares of the Class B Preference Shares Series 1 owned by each holder).

C.5.3 After payment of the Class B Preference Shares Series 1 Series Liquidation Amount, the holders of the Class B Preference Shares Series 1 shall not be entitled to any further participation in the assets of the Company.

C.5.4 The holders of the Class B Preference Shares Series 1 shall be entitled to receive the Class B Preference Shares Series 1 Series Liquidation Amount, in parity with the payment to the holders of every other series of Preference Shares of their respective Series Liquidation Amounts.

C.5.5 The holders of the Class B Preference Shares Series 1 shall be entitled to receive the Class B Preference Shares Series 1 Series Liquidation Amount, on parity with the payment to the holders of every other series of Preference Shares having regards to their respective Series Liquidation Amounts, but in priority to any distribution of the remaining property and assets of the Company to the holders of the Common Shares.

C.6         REDEMPTION RIGHTS:

C.6.1.1 Subject to the provisions of the Companies Act, the shares of the Class B Preference Shares Series 1 shall be redeemable.

C.6.1.2.1 The Company may redeem the whole or any part of the Class B Preference Shares Series 1, on giving notice to the holders of the Class B Preference Share Series 1, as provided in this section C.6.

C.6.1.2.2 The Class B Preference Shares Series 1 shall be redeemable at the option of the holders of the Class B Preference Shares Series 1, as provided in this section C.6.

C.6.1.3 The shares of the Class B Preference Shares Series 1 shall be redeemed on payment by the Company (in cash or property), of the Class B Preference Shares Series 1 Series Individual Share Redemption Amount for each share being redeemed of the Class B Preference Shares Series 1.

C.6.1.4 Notwithstanding any other provision herein contained, the Company may not make any payment to redeem the Class B Preference Shares Series 1 issued by it if there are reasonable grounds for believing that:
            (a)         the Company is, or would after that  payment,  be unable
                        to pay its liabilities as they become due; or
            (b)         the realisable value of the Company's assets would after
                        the payment be less than:
                        (i)         the aggregate of its liabilities; and
                        (ii) the aggregate of the amounts that would be required to be paid to the holders of shares that have a right to be paid in priority to or on parity with the holders of the Class B Preference Shares Series 1 (on the redemption of the shares of the Class B Preference Shares Series 1, or on a liquidation of the Company).

            REDEMPTION BY ELECTION OF COMPANY:
            ----------------------------------

C.6.2.1 At any time after the tenth (10th) anniversary of the first issue of the Class B Preference Shares Series 1, the Company may, upon giving notice as hereinafter provided, redeem the whole or any part of a given series of the then outstanding Class B Preference Shares Series 1 on payment of the Class B Preference Shares Series 1 Aggregate Series Redemption Amount for the Class B Preference Shares Series 1 on an Exercise of Redemption.

C.6.2.2 The holders of the Class B Preference Shares Series 1 being redeemed, shall be entitled to share the Class B Preference Shares Series Aggregate Redemption Amount on a pro rata basis, in proportion to the number of shares of the Class B Preference Shares Series 1 owned by each holder, (and without reference to the amount contributed by each holder to the stated capital account maintained in respect of the Class B Preference Shares Series 1).

C.6.2.3     The  Company  shall give not less than three  hundred and sixty five
            (365) days notice in writing (the "Redemption Notice") of any redemption by delivering the Redemption Notice to the registered holders of the Class B Preference Shares Series 1 to be redeemed, unless the holders of the Class B Preference Shares Series 1 to be redeemed waive any such notices which waiver, whether given before or after the redemption, will cure any default in the giving of such notice.

C.6.2.4 Each Redemption Notice shall be in the form prescribed by the Company, and shall state:
            (a)         the redemption date;
            (b) the number of shares of the Class B Preference Shares Series 1 to be redeemed;
            (c) the Class B Preference Shares Series 1 Individual Share Redemption Amount; and
            (d)         the  Class  B  Preference   Shares  Series  1  Aggregate
                        Redemption Amount (in respect of that Exercise of Redemption).

C.6.2.5 On the Redemption Notice being duly given by the Company and, within three (3) days after the date fixed for redemption, the Class B Preference Shares Series 1 Aggregate Redemption Amount in respect of that Exercise of Redemption, by a re-assignment of the property or Property or where cash is being paid, by wire transfer to the bank accounts specified for such payment by the holders of the Class B Preference Shares Series 1 being redeemed. In the event that no such account is specified, or that such funds remain uncleared and are returned to the Company, the Class B Preference Shares Series 1 Aggregate Redemption Amount in respect of that Exercise of Redemption, shall be deposited with any trust company or bank licensed under the Financial Institutions Act, or any equivalent legislation in any other jurisdiction, as specified in the Redemption Notice. The holders of the Class B Preference Shares Series 1 shall thereafter have no right of action or claim against the Company in respect of the Class B Preference Shares Series 1 redeemed or for the Class B Preference Shares Series 1 Series Aggregate Redemption Amount in respect of that Exercise of
            Redemption except, upon the surrender of the certificates representing the Class B Preference Shares Series 1 redeemed, to receive payment for them out of the amounts so deposited.

C.6.2.6 The certificates representing the Class B Preference Shares Series 1 redeemed shall be void as of the date of redemption except to obtain payment out of the Class B Preference Shares Series 1 Series Aggregate Redemption Amount. Without limiting the foregoing, upon delivery to the holders of the Class B Preference Shares Series 1 being redeemed of the Class B Preference Shares Series 1 Series Aggregate Redemption Amount in respect of that Exercise of Redemption, all rights of the holders of the Class B Preference Shares Series 1 called for redemption shall terminate, unless payment out of the Class B Preference Shares Series 1 Series Aggregate Redemption Amount is not made upon presentation of a certificate or certificates in accordance with the foregoing provisions, in which case the rights of the holders of the Class B Preference Shares Series 1 shall remain unaffected.

            REDEMPTION BY ELECTION OF SHAREHOLDER
            -------------------------------------

C.6.3.1 At any time after the first issue of the Class B Preference Shares Series 1, the holder of the Class B Preference Shares Series 1 shall be entitled to require the Company to redeem, the whole or any part of that holder's shares of the Class B Preference Shares Series 1, by giving not less than three hundred and fifteen (315) working days notice in writing (the "Retraction Notice"), in accordance with this section C.6.3.

C.6.3.2 The Retraction Notice shall be signed by the holder of the Class B Preference Shares Series 1 who is required to be redeemed.

C.6.3.3 Any Retraction Notice delivered to the Company, shall be sent by prepaid mail, electronic mail, telefax or personal delivery to the registered office or in the event that the Head Office is at a different address than the registered office, the principal place of business of the Company (the "Head Office"), for the attention of the President (or other chief executive officer) of the Company.

C.6.3.4 The Company shall be entitled to rely on a Retraction Notice in the form prescribed by the Company, and purporting to be given by or on behalf of the holder of the Class B Preference Shares Series 1 or, in the case of a corporate holder, by (i) any two officers, (ii) any two directors, or (iii) any one officer together with any one director of such corporation. The Company may waive any notice required to be given hereunder and such waiver, whether given before or after the redemption, shall cure any default in giving such notice. The Company shall be entitled to rely on any form of certificate accompanying the Retraction Notice and shall not be required to investigate the bona fides of such certificate.

C.6.3.5 Upon receipt of Retraction Notice, the Company shall pay to the holders of the Class B Preference Shares Series 1 being redeemed, the Class B Preferences Shares Series 1 Series Aggregate Redemption Amount in respect of that Exercise of Redemption within ten (10) days of its receipt of the Retraction Notice (or if a later date for redemption is fixed in the Retraction Notice, the date fixed for redemption in the Retraction Notice), by a re-assignment of the property or Property or where cash is being paid, by wire transfer to the bank accounts specified for such payment by the holders of the Class B Preference Shares Series 1 being redeemed. In the event that no such account is specified, or that such funds remain uncleared and are returned to the Company, that part of the Class B Preference Shares Series 1 Series Aggregate Redemption Amount for the Class B Preference Shares redeemed shall be deposited with any trust Company or bank licensed under the Financial Institutions Act, or any equivalent legislation in any other jurisdiction, as specified in the Retraction Notice. The holders of the Class B Preference Shares Series 1 shall thereafter have no right of action or claim against the Company in respect of the Class B Preference Shares Series 1 redeemed or for the Class B Preference Shares Series 1 Series Aggregate Redemption Amount in respect of that Exercise of Redemption except, upon the surrender of the certificates representing the redeemed Class B Preference Shares Series 1, to receipt payment for them out of the amounts so deposited. The holders of the Class B Preference Shares Series 1 shall not be entitled to or have any claim for interest against the Company or any other person in respect of any amounts so deposited.

C.6.3.6 From and after the date specified for redemption by the holders of the Class B Preference Shares Series 1, all rights of the holders of the Class B Preference Shares Series 1 called for redemption shall terminate, unless payment out of the Class B Preference Shares Series 1 Series Aggregate Redemption Amount is not made upon presentation of a certificate or certificates in accordance with the foregoing provisions, in which case the rights of the holders of the Class B Preference Shares Series 1 shall remain unaffected.

D.          CLASS C PREFERENCE SHARES SERIES 1

            The rights, privileges, restrictions and conditions attaching to the Class C Preference Shares Series 1 are as follows:

D.1         CLASS C PREFERENCE SHARES TO RANK PARI PASSU:

D.1.1 The Class C Preference Shares Series 1 are shall rank on a parity with the Preference Shares of every other series with respect to priority in the payment of dividends and in the distribution of assets of the Company in the event of any liquidation, dissolution or winding-up of the Company or other distribution of assets of the Company among its shareholders for the purpose of winding-up of its affairs.

D.1.2 In accordance with section 33(3) of the Companies Act, if the amount payable on a return of capital in respect the Class C Preference Shares Series 1 is not paid in full, the shares of all the Class C Preference Shares Series 1 shall participate on a pro rata basis, in proportion to the amount contributed by each holder to the stated capital account maintained in respect of the Class C Preference Shares Series 1, (and without reference to the number of shares of the Class C Preference Shares Series 1 owned by each holder).

D.1.3 No rights, privileges, restrictions and conditions attached to the Class C Preference Shares Series 1 may confer upon the Class C Preference Shares Series 1 a priority in respect of dividends or return of capital over any other series of Preference Shares then outstanding.

D.2         VOTING RIGHTS:

D.2.1       Except as  required  by law or  pursuant  to  section  D.3.2 of this
            Schedule 1 of these Articles, the holders of the Class C Preference Shares Series 1 shall not, as such, be entitled to receive notice of or to attend any General Meeting of the Company or to vote at any General Meeting.

D.2.2 In addition to the rights of the holders of the Class C Preference Shares Series 1 to vote as Preferences required by law, the holders of the Class C Preference Shares Series 1 shall be entitled to receive notice of and to attend and to vote at any General Meeting called for the purpose of authorising the dissolution of the Company or the sale, lease or exchange of all or substantially all the property of the Company other than in the ordinary course of business.

D.2.3 In the event that the holders of the Class C Preference Shares Series 1 shall be entitled to receive notice of and to attend, and to vote at any General Meeting either as required by law or under section D.3.2, each holder of the Class C Preference Shares Series 1 shall be entitled to exercise one vote in respect of each the Class C Preference Shares Series 1 held by that shareholder at the date of such General Meeting.

D.3         SPECIAL CLASS AUTHORISATION:

D.3.1.1 In addition to the authorisation by special resolution, the holders of the Class C Preference Shares Series 1 as a class, shall be entitled to vote separately, as a class upon a proposal:
            (a) to increase any maximum number of authorised shares of a class having rights or privileges, equal or superior to the Class C Preference Shares Series 1;
            (b) to effect an exchange, reclassification or cancellation of all or any part of the Class C Preference Shares Series 1;
            (c) to, add, change or remove the rights, privileges, restrictions or conditions attaching to the Class C Preference Shares Series 1, including in particular, the addition, removal or prejudicial change in respect of the redemption rights, the reduction or removal of the dividend or liquidation preference attaching to the Class C Preference Shares Series 1, the addition, removal or prejudicial change in respect of the conversion privileges, options, voting transfers, pre-emptive rights, rights to acquire shares or debentures of the Company or sinking fund provisions;
            (d) to increase the rights or privileges of any class of shares having rights or privileges, equal or superior to the Class C Preference Shares Series 1, or to make any class of shares having rights or privileges, inferior to the Class C Preference Shares Series 1, equal or superior to Class C Preference Shares Series 1;
            (e) to create a new class of shares equal or superior to the Class C Preference Shares Series 1;
            (f) to effect an exchange or to create a right of exchange of all or part of the shares of another class into the Class C Preference Shares Series 1; and
            (g) to constrain the issue or transfer of Class C Preference Shares Series 1 or to extend or remove such constraint;

            and no such action may be made by the Company without, but may be made with, the authorisation of the holders of the Class C Preference Shares Series 1.

D.3.1.2 Any increase or decrease in the number of authorised Class C Preference Shares Series 1, may be made by the Company without the authorisation of the holders of the Class C Preference Shares Series 1, as a class.

D.3.2.1 The holders of the Class C Preference Shares Series 1, shall not be entitled to vote separately as a series in respect of any proposal, described in section D.3.1.1, unless the Class C Preference Shares Series 1 is affected by the proposed amendment in a manner different from other series of any class of Preference Shares.

D.3.2.2 Where the holders of the Class C Preference Shares Series 1, shall be entitled to vote separately as a series in respect of any proposal, the provisions of section D.3.3, shall apply.

D.3.3.1 The authorisation of the holders of the Class C Preference Shares Series 1 may be given by a resolution:
            (i) signed by all of the holders of the Class C Preference Shares Series 1; or
            (ii) passed by the affirmative vote of at least two thirds (2/3) majority of the votes cast at a meeting of the holders of the outstanding Class C Preference Shares Series 1 duly called for that purpose upon at least twenty-one (21) days notice.

D.3.3.2 Each holder of a Class C Preference Share Series 1 shall be entitled to one vote at any such meeting in respect of each Class C Preference Share Series 1 held and the presence in person or by proxy of the holders of at least twenty-five per cent (25%) of the Class C Preference Shares Series 1 then outstanding shall constitute a quorum for any such meeting.

D.3.3.3 If at any meeting a quorum is not present within thirty (30) minutes after the time appointed for each meeting it shall be adjourned to such date not less than fifteen (15) days thereafter and to such time and place as may be designated by the chairman of the meeting and not less than seven (7) days notice shall be given of such adjourned meeting.

D.3.3.4 At an adjourned meeting, the holders of the Class C Preference Shares Series 1 present or represented by proxy shall constitute a quorum and a resolution passed by at least two thirds (2/3) of the votes cast at such adjourned meeting shall constitute the authorisation of the holders of the Class C Preference Shares Series 1.

D.3.3.5 Subject to the foregoing, every such meeting shall be called and held in accordance with the by-laws of the Company.

D.4         DIVIDEND RIGHTS:

D.4.1.1 Subject to the Companies Act, and this section D.4.1, the holders of the Class C Preference Shares Series 1 shall be entitled to receive, and the Company shall pay thereon, out of realised profits or surplus of the Company available for dividends, a fixed cumulative preferential dividend equal to 10% of the amount maintained in the stated capital account in respect of the Class C Preference Shares Series 1 owned by such holder.

D.4.1.2 Dividends shall accrue on the Class C Preference Shares Series 1 and the first payment shall be payable on April 1, 2004, and shall thereafter be payable to the holders of the Class C Preference Shares Series 1, quarterly, on the last business day of each calendar quarter (or if such date is not a business day on the next following business day) (a "Dividend Payment Date").

D.4.2 The holders of the Class C Preference Shares Series 1 shall be entitled to share in any dividend declared and paid to the holders of the Class C Preference Shares Series 1, on a pro rata basis, in proportion to the amount contributed by each holder to the stated capital account maintained in respect of Class C Preference Shares Series 1, (and without reference to the number of shares of the Class C Preference Shares Series 1 owned by each holder).

D.4.3 The holders of the Class C Preference Shares Series 1 shall be entitled to receive the dividends payable to the Class C Preference Shares Series 1, on parity with the payment to the holders of every other series of Preference Shares having regards to their respective dividend entitlements.

D.4.4 The holders of the Class C Preference Shares Series 1, shall be entitled to receive dividends in priority to any payment of dividends on the Common Shares.

D.5         LIQUIDATION RIGHTS:

D.5.1 In the event of the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the Class C Preference Shares Series 1, shall be entitled to receive the Class C Preference Shares Series 1 Series Liquidation Amount.

D.5.2 The holders of the Class C Preference Shares Series 1 shall be entitled to share in the Class C Preference Shares Series 1 Series Liquidation Amount, on a pro rata basis, in proportion to the amount contributed by each holder to the stated capital account maintained in respect of the Class C Preference Shares Series 1, (and without reference to the number of shares of the Class C Preference Shares Series 1 owned by each holder).

D.5.3 After payment of the Class C Preference Shares Series 1 Series Liquidation Amount, the holders of the Class C Preference Shares Series 1 shall not be entitled to any further participation in the assets of the Company.

D.5.4 The holders of the Class C Preference Shares Series 1 shall be entitled to receive the Class C Preference Shares Series 1 Series Liquidation Amount, on parity with the payment to the holders every other series of Preference Shares having regards to their respective Series Liquidation Amounts.

D.5.5 The holders of the Class C Preference Shares Series 1 shall be entitled to receive the Class C Preference Shares Series 1 Series Liquidation Amount, on parity with the payment to the holders of every other series of Preference Shares having regards to their respective Series Liquidation Amounts, but in priority to any distribution of the remaining property and assets of the Company to the holders of the Common Shares.

D.6         REDEMPTION RIGHTS:

D.6.1.1 Subject to the provisions of the Companies Act, the shares of the Class C Preference Shares Series 1 shall be redeemable.

D.6.1.2.1 The Company may redeem the whole or any part of the Class C Preference Shares Series 1, on giving notice to the holders of the Class C Preference Shares Series 1, as provided in this section D.6.

D.6.1.2.2 The Class C Preference Shares Series 1 shall be redeemable at the option of the holders of the Class C Preference Shares Series 1, as provided in this section D.6.

D.6.1.3 The shares of the Class C Preference Shares Series 1 shall be redeemed on payment by the Company (in cash, Property, or property), of the Class C Preference Shares Series 1 Series Individual Share Redemption Amount for each share being redeemed of the Class C Preference Shares Series 1.

D.6.1.4 Notwithstanding any other provision herein contained, the Company may not make any payment to redeem any Class C Preference Share Series 1 issued by it if there are reasonable grounds for believing that:

            (a)         the Company is, or would after that  payment,  be unable
                        to pay its liabilities as they become due; or
            (b)         the realisable value of the Company's assets would after
                        the payment be less than:
                        (i)         the aggregate of its liabilities; and
                        (ii) the aggregate of the amounts that would be required to be paid to the holders of the shares that have a right to be paid in priority to or on parity with the holders the Class C Preference Shares Series 1 (on the redemption of the shares of the Class C Preference Shares Series 1, or on a liquidation of the Company).

            REDEMPTION BY ELECTION OF COMPANY
            ---------------------------------

D.6.2.1 At any time after the tenth (10th) anniversary of the first issue of the Class C Preference Shares Series 1, the Company may, upon giving notice as hereinafter provided, redeem the whole or any part of a given series of the then outstanding Class C Preference Shares Series 1 on payment of the Class C Preference C Shares Series 1 Aggregate Series Redemption Amount on that Exercise of Redemption.

D.6.2.2 The holders of the Class C Preference Shares Series 1 being redeemed, shall be entitled to share the Class C Preference Shares Series 1 Series Aggregate Redemption Amount on a pro rata basis, in proportion to the number of shares of the Class C Preference Shares Series 1 owned by each holder, (and without reference to the amount contributed by each holder to the stated capital account maintained in respect of the Class C Preference Shares Series 1).

D.6.2.3     The  Company  shall give not less than three  hundred and sixty five
            (365) days notice in writing, (the "Redemption Notice") of any redemption by delivering the Redemption Notice to the registered holders of the Class C Preference Shares Series 1 to be redeemed, unless the holders of the Class C Preference Shares Series 1 to be redeemed waive any such notice, which waiver, whether given before or after the redemption, will cure any default in the giving of such notice.

D.6.2.4 Each Redemption Notice shall be in the form prescribed by the Company, and shall state:
            (a)         the redemption date;
            (b) the number of shares of the Class C Preference Shares Series 1 to be redeemed;
            (c) the Class C Preference Shares Series 1 Individual Share Redemption Amount; and
            (d)         The  Class  C  Preference   Shares  Series  1  Aggregate
                        Redemption Amount (in respect of that Exercise of Redemption).

D.6.2.5 On the Redemption Notice being duly given by the Company and, within three (3) days after the date fixed for redemption, the Class C Preference Shares Series 1 Aggregate Redemption amount in respect of that Exercise of Redemption, shall be paid by a re-assignment of the property or Property or where cash is being paid, by wire transfer to the bank accounts specified for such payment by the holders of the Class C Preference Shares Series 1 being redeemed. In the event that no such account is specified, or that such funds remain uncleared and are returned to the Company, the Class C Preference Shares Series 1 Aggregate Redemption Amount in respect of that Exercise of Redemption, shall be deposited with any trust Company or bank licensed under the Financial Institutions Act, or any equivalent legislation in any other jurisdiction, as specified in the Redemption Notice. The holders of the Class C Preference Shares Series 1 shall thereafter have no right of action or claim against the Company in respect of the Class C Preference Shares Series 1 redeemed or for the Class C Preference Shares Series 1 Series Aggregate Redemption Amount in respect of that Exercise of
            Redemption except, upon the surrender of the certificates representing the Class C Preference Shares Series 1 redeemed, to receive payment for them out of the amounts so deposited.

D.6.2.6 The certificates representing the Class C Preference Shares Series 1 redeemed shall be void as of the date of redemption except to obtain payment out of the Class C Preference Shares Series 1 Series Aggregate Redemption Amount. Without limiting the foregoing, upon delivery to the holders of the Class C Preference Shares Series 1 Series Aggregate Redemption Amount in respect of that Exercise of Redemption, all rights of the holders of the Class C Preference Shares Series 1 called for redemption shall terminate, unless payment out of Class C Preference Shares Series 1 Series Aggregate Redemption Amount is not made upon presentation of a certificate or certificates in accordance with the foregoing provisions, in which case the rights of the holders of the Class C Preference Shares Series 1 shall remain unaffected.

            REDEMPTION BY ELECTION OF SHAREHOLDER
            -------------------------------------

D.6.3.1 At any time the first issue of the Class C Preference Shares Series 1, the holder of the Class C Preference Shares Series 1 shall be entitled to require the Company to redeem, the whole or any part of that holder's Class C Preference Shares Series 1, by giving not less than fifteen working days notice in writing (the "Retraction Notices"), in accordance with this section D.6.3.

D.6.3.2 The Retraction Notice shall be signed by the holder of the Class C Preference Shares Series 1 who is required to be redeemed.

D.6.3.3 Any Retraction Notice delivered to the Company, shall be sent by prepaid mail, electronic mail, telefax or personal delivery to the registered office or in the event that the Head Office is at a different address than the registered office, the principal place of business of the Company (the "Head Office"), for the attention of the President (or other chief executive officer) of the Company.

D.6.3.4 The Company shall be entitled to rely on a Retraction Notice in the form prescribed by the Company, and purporting to be given by or on behalf of the holder of the Class C Preference Shares Series 1 or, in the case of a corporate holder, by (i) any two officers, (ii) any two directors, or (iii) any one officer together with any one director of such corporation. The Company may waive any notice required to be given hereunder and such waiver, whether given before or after the redemption, shall cure any default in giving such notice. The Company shall be entitled to rely on any form of certificate accompanying the Retraction Notice and shall not be required to investigate the bona fides of such certificate.

D.6.3.5 Upon receipt of Retraction Notice, the Company shall pay to the holders of the Class C Preference Shares Series 1 being redeemed, the Class C Preference Shares Series 1 Series Aggregate Redemption Amount in respect of that Exercise of Redemption within ten (10) days of its receipt of the Retraction Notice (or if a later date for redemption is fixed in the Retraction Notice, the date fixed for redemption in the Retraction Notice), by a re-assignment of the property or Property or where cash is being paid, by wire transfer to the bank accounts specified for such payment by the holders of the Class C Preference Shares Series 1 being redeemed. In the event that no such account is specified, or that such funds remain uncleared and are returned to the Company, that part of the Class C Preference Shares Series 1 Series Aggregate Redemption Amount for Class C Preference Shares Series 1 redeemed shall be deposited with any trust Company or bank licensed under the Financial Institutions Act, or any equivalent legislation in any other jurisdiction, as specified in the Retraction Notice. The holders of the Class C Preference Shares Series 1 shall thereafter have no right of action or claim against the Company in respect of the Class C Preference Shares Series 1 redeemed or for the Class C Preference Shares Series 1 Series Aggregate Redemption Amount in respect of that Exercise of Redemption except, upon the surrender of the certificates representing the redeemed Class C Preference Shares Series 1, to receive payment for them out of the amounts so deposited. The holders of the Class C Preference Shares Series 1 shall not be entitled to or have any claims for interest against the Company or any other person in respect of any amounts so deposited.

D.6.3.6 From and after the date specified for redemption by the holders of the Class C Preference Shares Series 1, all rights of the holders of Class C Preference Shares Series 1 called for redemption shall terminate, unless payment out of the Class C Preference Shares Series 1 Series Aggregate Redemption Amount is not made upon presentation of a certificate or certificates in accordance with the foregoing provisions, in which case the rights of the holders of the Class C Preference Shares Series 1 shall remain unaffected

E.          CLASS D PREFERENCE SHARES SERIES 1

            The rights, privileges, restrictions and conditions attaching to the Class D Preference Shares Series 1 are as follows:

E.1         CLASS D PREFERENCE SHARES SERIES 1 TO RANK PARI PASSU:

E.1.1 The Class D Preference Shares Series 1 shall rank on a parity with the Preference Shares of every other series with respect to priority in the payment of dividends and in the distribution of assets of the Company in the event of any liquidation, dissolution or winding-up of the Company or other distribution of assets of the Company among its shareholders for the purpose of winding-up of its affairs.

E.1.2 In accordance with section 33(3) of the Companies Act, if the amount payable on a return of capital in respect the Class D Preference Shares Series 1 is not paid in full, the shares of all the Class D Preference Shares Series 1 shall participate on a pro rata basis, in proportion to the amount contributed by each holder to the stated capital account maintained in respect of the Class D Preference Shares Series 1, (and without reference to the number of shares of the Class D Preference Shares Series 1 owned by each holder).

E.1.3 No rights, privileges, restrictions and conditions attached to the Class D Preference Shares Series 1 may confer upon the Class D Preference Shares Series 1 a priority in respect of dividends or return of capital over every other series of Preference Shares then outstanding.

E.2         VOTING RIGHTS

E.2.1       Except as  required  by law or  pursuant  to  section  E.3.2 of this
            Schedule 1 of these Articles, the holders of the Class D Preference Shares Series 1 shall not, as such, be entitled to receive notice of or to attend any General Meeting of the Company or to vote at any General Meeting.

E.2.2 In addition to the rights of the holders of the Class D Preference Shares Series 1 to vote as Preferences required by law, the holders of Class D Preference Shares Series 1 shall be entitled to receive notice of and to attend and to vote at any General Meeting called for the purpose of authorising the dissolution of the Company of sale, lease or exchange of all or substantially all the property of the Company other than in the ordinary course of business.

E.2.3 In the event that the holders of the Class D Preference Shares Series 1 shall be entitled to receive notice of and to attend, and to vote at any General meeting either as required by law or under section E.3.2, each holder of the Class D Preference Shares Series 1 shall be entitled to exercise one vote in respect of each the Class D Preference Shares Series 1 held by that shareholder at the date of such General Meeting.

E.3         SPECIAL CLASS AUTHORISATION

E.3.1.1 In addition to the authorisation buy special resolution, the holders of the Class D Preference Shares Series 1 as a class, shall be entitled to vote separately, as a class upon a proposal:
            (a) to increase any maximum number of authorised shares of a class having rights privileges, equal or superior to the Class D Preference Shares Series 1;
            (b) to effect an exchange, reclassification or cancellation of all or any part of the Class D Preference Shares Series 1;
            (c) to, add, change or remove the rights, privileges, restrictions or conditions attaching to the Class D Preference Shares Series 1, including in particular, the addition, removal or prejudicial change in respect of the redemption rights, the reduction or removal of the dividend or liquidation preference attaching to the Class D Preference Shares Series 1, the addition, removal or prejudicial change in respect of the conversion privileges, options, voting transfers, pre-emptive rights, rights to acquire shares or debentures of the Company or sinking fund provisions;
            (d) to increase the rights or privileges of any class of shares having rights or privileges, equal or superior to the Class D Preference Shares Series 1, or to make any class of shares having rights or privileges, inferior to the Class D Preference Shares Series 1, equal or superior to the Class D Preference Shares Series 1;
            (e) to create a new class of shares equal or superior to Class D Preference Shares Series 1;
            (f) to effect an exchange or to create a right of exchange of all or part of the shares of another class into the Class D Preference Shares Series 1; and
            (g) to constrain the issue or transfer of Class D Preference Shares Series 1 or to extend or remove such constraint; and no such action may be made by the Company without, but may be made with, the authorisation of the holders of the Class D Preference Shares Series 1.

E.3.1.2. Any increase or decrease in the number of authorised Class D Preference Shares Series 1, may be made by the Company without the authorisation of the holders of the Class D Preference Shares Series 1, as a class.

E.3.2.1 The holders of the Class D Preference Shares Series 1, shall not be entitled to vote separately as a series in respect of any proposal described in section E.3.1.1, unless the Class D Preference Shares Series 1 is affected by the proposed amendment in a manner different from other series of Preference Shares.

E.3.2.2 Where the holders of the Class D Preference Shares Series 1, shall be entitled to vote separately as a series in respect of any proposal, the provisions of section E.3.3, shall apply.

E.3.3.1 The authorisation of the holders of the Class D Preference Shares Series 1 may be given by a resolution:
            (i) signed by all of the holders of the Class D Preference Shares Series 1; or
            (ii) passed by the affirmative vote of at least two thirds (2/3) majority of the votes cast at a meeting of the holders of the outstanding Class D Preference Shares Series 1 duly called for that purpose upon at least twenty-one (21) days notice.

E.3.3.2 Each holder of a Class D Preference Shares Series 1 shall be entitled to one vote at any such meeting in respect of each Class D Preference Shares Series 1 held and the presence in person or by proxy of the holders of at least twenty-five percent (25%) of the Class D Preference Shares Series 1 then outstanding shall constitute a quorum for any such meeting;

E.3.3.3 If at any meeting a quorum is not present within thirty (30) minutes after the time appointed for such meeting it shall be adjourned to such date not less than fifteen (15) days thereafter and to such time and place as may be designated by the chairman of the meeting and not less than seven (7) days notice shall be given of such adjourned meeting.

E.3.3.4 At any adjourned meeting, the holders of the Class D Preference Shares Series 1 present or represented by proxy shall constitute a quorum and resolution passed by at least two thirds (2/3) votes cast at such adjourned meeting shall constitute the authorisation of the holders of the Class D Preference Shares Series 1.

E.3.3.5 Subject to the foregoing, every such meeting shall be called and held in accordance with the by-laws of the Company.

E.4.        DIVIDEND RIGHTS:

E.4.1.1 Subject to the Companies Act, and this section E.4.1, the holders of the Class D Preference Shares Series 1 shall be entitled to receive, and the Company shall pay thereon, out of realised profits or surplus of the Company available for dividends, a fixed cumulative preferential dividend equal to 10% of the amount maintained in the stated capital account in respect of the amount maintained in the stated capital account in respect of the Class D Preference Shares Series 1 owned by such holder.

E.4.1.2 Dividends shall accrue on the Class D Preference Shares Series 1 and the first payment shall be payable on April 1, 2004, and shall thereafter be payable to the holders of the Class D Preference Shares Series 1 quarterly, on the last business day of each calendar quarter (or if such date is not a business day on the next following business day (a "Dividend Payment Date").

E.4.2 The holders of the Class D Preference Shares Series 1 shall be entitled to share in any dividend declared and paid to the holders of the Class D Preference Shares Series 1, on a pro rata basis, in proportion to the amount contributed by each holder to the stated capital account maintained in respect of the Class D Preference Shares Series 1, (and without reference to the number of shares of the Class D Preference Shares Series 1 owned by each holder).

E.4.3. The holders of the Class D Preference Shares Series 1, shall be entitled to receive the dividends payable to the Class D Preference Shares Series 1, on parity with the payment to the holders of every other series of any class of Preference Shares having regards to their respective dividend entitlements.

E.4.4 The holders of the Class D Preference Shares Series 1, shall be entitled to receive dividends in priority to any payment of dividend on the Common Shares.

E.5         LIQUIDATION RIGHTS

E.5.1 In the event of the liquidating, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the Class D Preference Shares Series 1, shall be entitled to receive the Class D Preference Shares Series 1 Series Liquidation Amount.

E.5.2 The holders of the Class D Preference Shares Series 1 shall be entitled to share in the Class D Preference Shares Series 1 Series Liquidation Amount, on a pro rata basis, in proportion to the amount contributed by each holder to the stated capital account maintained in respect of the Class D Preference Shares Series 1, (and without reference to the number of shares of the Class D Preference Shares Series 1 owned by each holder).

E.5.3 After payment of the Class D Preference Shares Series 1 Series Liquidation Amount, the holders of the Class D Preference Shares Series 1 shall not be entitled to any further participation in the assets of the Company.

E.5.4 The holders the Class D Preference Shares Series 1 shall be entitled to receive the Class D Preference Shares Series 1 Series Liquidation Amount, on parity with the payment to the holders every other series of Preference Shares having regards to their respective Series Liquidation Amounts.

E.5.5 The holders of the Class D Preference Shares Series 1 shall be entitled to receive the Class D Preference Shares Series 1 Series Liquidation Amount, on parity with the payment to the holders of every other series of Preference Shares having regards to their respective Series Liquidation Amount, but in priority to any distribution of the remaining property and assets of the Company to the holders of the Common Shares.

E.6         REDEMPTION RIGHTS:

E.6.1.1 Subject to the provisions of the Companies Act, the shares of the Class D Preference Shares Series 1 shall be redeemable.

E.6.1.2.1 The Company may redeem the whole or any part of Class D Preference Shares Series 1, on giving notice to the holders of the Class D Preference Shares Series 1, as provided in the section E.6.

E.6.1.2.2 The Class D Preference Shares Series 1 shall be redeemable at the option of the holders of the Class D Preference Shares Series 1, as provided in this section E.6.

E.6.1.3 The shares of the Class D Preference Shares Series 1 shall be redeemed on payment by the Company (in cash, Property, or property), of Class D Preference Shares Series 1 Series Individual Share Redemption Amount for each share being redeemed of the Class D Preference Shares Series 1.

E.6.1.4 Notwithstanding any other provision herein contained, the Company may not make any payment to redeem any Class D Preference Share Series 1 issued by it if there are reasonable grounds for believing that:
            (a)         the Company is, or would after that  payment,  be unable
                        to pay its liabilities as they become due; or
            (b)         the realisable value of the Company's assets would after
                        the payment be less than:
                        (i)         the aggregate of its liabilities; and

                        (ii) the aggregate of the amounts that would be required to be paid to the holders of shares that have a right to be paid in priority to or on parity with the holders the Class D Preference Shares Series 1 (on the redemption of the shares of the Class D Preference Shares Series 1, or on a liquidation of the Company).

            REDEMPTION ELECTION OF THE COMPANY:
            ----------------------------------

E.6.2.1 At any time after the tenth (10th) anniversary of the first issue of the Class D Preference Shares Series 1 the Company may, upon giving notice as hereinafter provided, redeem the whole or any part of a given series of the then outstanding Class D Preference Shares Series 1 on payment of the Class D Preference Shares Series 1 Aggregate Series Redemption Amount on that Exercise of Redemption.

E.6.2.2 The holders of the Class D Preference Shares Series 1 being redeemed, shall be entitled to share the Class D Preference Shares Series 2 Series Aggregate Redemption Amount on a pro rata basis, in proportion to the number of shares of the Class D Preference Shares Series 1 owned by each holder, (and without reference to the amount contributed by each holder to the stated capital account maintained in respect of the Class D Preference Shares Series 1).

E.6.2.3     The  Company  shall give not less than three  hundred and sixty five
            (365) days notice in writing, (the "Redemption Notice") of my redemption by delivering the Redemption Notice to the registered holders of the Class D Preference Shares Series 1 to be redeemed, unless the holders of the Class D Preference Shares Series 1 to be redeemed, waive any such notice, which waiver, whether given before or after the redemption, will cure any default in the giving of such notice.

E.6.2.4 Each Redemption Notice shall be in the form prescribed by the Company, and shall state:
            (a)         the  redemption  date;
            (b) the number of shares of the Class D Preference Shares Series 1 to be redeemed;
            (c) the Class D Preference Shares Series 1 Individual Share Redemption Amount; and
            (d)         The  Class  D  Preference   Shares  Series  1  Aggregate
                        Redemption Amount (in respect of that Exercise of Redemption).

E.6.2.5 On the Redemption Notice being duly given by the Company and, within three (3) days after the date fixed for redemption, the Class D Preference Shares Series 1 Aggregate Redemption Amount in respect of that Exercise of Redemption, shall be paid by a re-assignment of the property or Property or where cash is being paid, by wire transfer to the bank accounts specified for such payment by the holders of the Class D Preference Shares Series 1 being redeemed. In the event that no such account is specified, or that such funds remain uncleared and are returned to the Company, the Class D Preference Shares Series 1 Aggregate Redemption Amount in respect of that Exercise of Redemption, shall be deposited with any trust Company or bank licensed under the Financial Institutions Act, or any equivalent legislation in any other jurisdiction, as specified in the Redemption Notice. The holders of the Class D Preference Shares Series 1 shall thereafter have no right of action or claim against the Company in respect of the Class D Preference Shares redeemed or for the Class D Preference Shares Series 1 Series Aggregate Redemption Amount in respect of that Exercise of Redemption except, upon the surrender of the certificates representing Class D Preference Shares Series 1 redeemed, to receive payment for them out of the amounts so deposited.

E.6.2.6 The certificates representing the Class D Preference Shares Series 1 redeemed shall be void as of the date of redemption except to obtain payment out of the Class D Preference Shares Series 1 Series Aggregate Redemption Amount. Without limiting the foregoing, upon delivery to the holders of the Class D Preference Shares Series 1 being redeemed of the Class D Preference Shares Series 1 Series Aggregate Redemption Amount in respect of that Exercise of Redemption, all rights of the holders of the Class D Preference Shares Series 1 called for redemption shall terminate, unless payment out of the Class D Preference Shares Series 1 Series Aggregate Redemption Amount is not made upon presentation of a certificate or certificates in accordance with the foregoing provisions, in which case the rights of the holders of Class D Preference Shares Series 1 shall remain unaffected.

            REDEMPTION ELECTION OF SHAREHOLDERS
            -----------------------------------

E.6.3.1 At any time after the first issue of the Class D Preference Shares Series 2, the holder of the Class D Preference Shares Series 1 shall be entitled to required the Company to redeem, the whole or any part of that holder's Class D Preference Shares Series 1, by giving not less than fifteen working days notice in writing (the "Retraction Notice"), in accordance with this section E.6.3.

E.6.3.2 The Retraction Notice shall be signed by the holder of the Class D Preference Shares Series 1 who is required to be redeemed.

E.6.3.3 Any Retraction Notice delivered to the Company, shall be sent by prepaid mail, electronic mail, telefax or personal delivery to the registered office or in the event that the Head Office is at difference address than the registered office, the principal place of business of the Company (the "Head Office"), for the attention of the President (or other chief executive officer) of the Company.

E.6.3.4 The Company shall be entitled to rely on a Retraction Notice in the form prescribed by the Company, and purporting to be given by or on behalf of the holder of the Class D Preference Shares Series 1 or, in the case of a corporate holder, by (1) any two officers, (ii) any two directors, or (iii) any one officer together with any one director of such corporation. The Company may waive any notice required to be given hereunder and such waiver, whether given before or after the redemption, shall cure any default in giving such notice. The Company shall be entitled to rely on any form of certificates accompanying the Retraction Notice and shall not be required to investigate the bona fides of such certificate.

E.6.3.5 Upon receipt of Retraction Notice, the Company shall pay to the holders of the Class D Preference Shares Series 1 being redeemed, the Class D Preference Shares Series 1 Preference Series Aggregate Redemption Amount in respect of that Exercise of Redemption within ten (10) days of its receipt of the Retraction Notice (or if a later date for redemption is fixed in the Retraction Notice, the date fixed for redemption in the Retraction Notice), by a re-assignment of the property or Property or where cash is being paid, by wire transfer to the bank accounts specified for such payment by the holders of the Class D Preference Shares Series 1 being redeemed. In the event that no such account is specified, or that such funds remain uncleared and are returned to the Company, that part of the Class D Preference Shares Series 1 Series Aggregate Redemption Amount for the Class D Preference Shares Series 1 redeemed shall be deposited with any trust Company or bank licensed under the Financial Institutions Act, or any equivalent legislation in any other jurisdiction, as specified in the Retraction Notice. The holders of the Class D Preference Shares Series 1 shall thereafter have no right of action or claim against the Company in respect of the Class D Preference Shares redeemed or for the Class D Preference Shares Series 1 Series Aggregate Redemption Amount in respect of that Exercise of Redemption except, upon the surrender of the certificates representing the redeemed Class D Preference Shares Series 1, to receive payment for them out of the amounts so deposited. The holders of the Class D Preference Shares 1 shall not be entitled to or have any claim for interest against the Company or any other person in respect of any amounts so deposited.

E.6.3.6 From and after the date specified for redemption by the holders of the Class D Preference Shares Series 1, all rights of the holders of the Class D Preference Shares Series 1 called for redemption shall terminate, unless payment out of the Class D Preference Shares Series 1 Series Aggregate Redemption Amount is not made upon presentation of a certificate or certificates in accordance with the foregoing provisions, in which case the rights of the holders of the Class D Preference Shares Series 1 shall remain unaffected.

                          THE COMPANIES ACT OF BARBADOS
                              (Section 33 and 203)

                              ARTICLES OF AMENDMENT

------------------------------------------------------------------------------
Name of Company:                                                   Company No:

STRATEGY HOLDING COMPANY LIMITED                                         23169
------------------------------------------------------------------------------

                                   SCHEDULE II

            RESOLVED THAT:

            1. Pursuant to section 197 (1)(m)(d) and (e) of the Companies Act, Cap. 308 of the laws of Barbados, Item 2 of the Articles of Incorporation of the Company be amended:
                        (a)         the existing Redeemable  Preferred Shares be
                                    cancelled;
                        (b) that 4 new classes of shares designated Redeemable Preferred Shares as set forth in the Schedule I annexed hereto to be issued; and
                        (c) the rights and privileges attached to the Common Shares be amended as set forth in
                                    Schedule I annexed hereto;
                        (d)         so that the existing  provisions of the said
                                    Item 2 of the Articles of  Incorporation  be
                                    amended by deleting the existing  provisions
                                    thereof,   and  substituting   therefor  the
                                    provisions of the Schedule I annexed hereto and incorporated herein; and all existing provisions of the Articles of Incorporation shall except as referenced above remain unaffected.

            2. Any one officer or director of the Company is authorized and directed on behalf of the Company to deliver Articles of Amendment, in duplicate, in the prescribed form to the appropriate authorities under the Companies Act (Barbados) and to sign and execute all documents and do all things necessary in connection with the foregoing.

            3.          The  Board  of   Directors  of  the  Company  is  hereby
                        authorized to revoke this Special Resolution without approval of the sole shareholder of the Company at any time before it is acted upon.

            I, TREVOR A. CARMICHAEL, do hereby certify that I am a Director of STRATEGY HOLDING COMPANY LIMITED, a company organised and existing under the laws of Barbados, and that the above is a true and correct copy of a special resolution of the shareholder of the company, duly adopted in accordance with the laws of Barbados on the 30th day of January, 2004 and that such resolution is now in full force and effect.

            Dated this 4th day of February, 2004.


                                              /s/ Trevor A. Carmichael
                                              ----------------------------------
                                              Trevor A. Carmichael
                                              Director